Summary prospectus

Macquarie VIP International Core Equity Series — Standard Class and Service Class

(formerly, Delaware Ivy VIP International Core Equity — Class I and Class II)

May 1, 2024

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated May 1, 2024 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Series’ investment objective?

Macquarie VIP International Core Equity Series seeks to provide capital growth and appreciation.

What are the Series’ fees and expenses?

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Standard	Service
Management fees	0.85%	0.85%
Distribution and service (12b-1) fees	none	0.25%
Other expenses	0.07%	0.07%
Total annual series operating expenses	0.92%	1.17%
Fee waivers and expense reimbursements	(0.06%)[1]	(0.06%)[1]
Total annual series operating expenses after fee waivers and expense reimbursements	0.86%	1.11%

[1]

The Series' investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.86% of the Series' average daily net assets from May 1, 2024 through April 30, 2025. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Standard	Service
1 year	$88	$113
3 years	$287	$366
5 years	$503	$638
10 years	$1,126	$1,415

Summary prospectus

Portfolio turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 53% of the average value of its portfolio.

What are the Series’ principal investment strategies?

Macquarie VIP International Core Equity Series seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities. The Series will invest primarily in common stocks of non-U.S. companies, which may include companies located or operating in developed or emerging markets. The Series’ investment in emerging market companies will not exceed the greater of (a) 35% of the Series’ net assets or (b) the weight of emerging markets in the Series’ benchmark index, the MSCI ACWI ex USA Index. The Series also may invest in depositary receipts of foreign issuers.

The Manager believes that there are often dislocations and valuation discrepancies in the international financial markets and, therefore, it seeks to find and invest in what it believes are mispriced countries, sectors, currencies and, ultimately, stocks with attractive valuations relative to their potential and to their global peer group. The Manager uses a disciplined approach while looking for investment opportunities around the world, preferring companies that it believes to have strong and growing competitive positions and reasonable valuations.

The Manager begins its investment process through bottom-up fundamental analysis with a global perspective which is built by constantly assessing developments in the global landscape, business and product cycles, relative valuations and an awareness of politics around the world. The Manager follows a bottom-up approach to its stock selection and evaluates individual companies based on various factors, including: free cash flow, sales growth, financial leverage, and return on invested capital along with various valuation metrics. The Manager uses various data and screening services as part of its stock-selection process, primarily to assess return on invested capital and relative valuation.

Although the Series primarily invests in securities issued by large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Series may invest up to 100% of its total assets in foreign securities. In an effort to manage foreign currency exposure, the Series may use forward contracts to either increase or decrease exposure to a given currency.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities of that type. For example, the Manager may sell a security if it believes the security no longer offers significant return potential, if there exists political or economic instability in the issuer’s country, if it believes the security is showing signs of deteriorating fundamentals, if there is weak cash flow to support shareholder returns, and/or if there is a change in the Manager’s macroeconomic perspective. The Manager also may sell a security to reduce the Series’ holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. An investment in the Series may not be appropriate for all investors. The Series’ principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a series investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Series’ share price may not rise as much as the share prices of series that focus on smaller-capitalization companies.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a series’ use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a series has valued them.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the Manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a series may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Macquarie VIP International Core Equity Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. On April 30, 2021, the Series became part of Delaware Funds by Macquarie® and Delaware Management Company became the Series’ investment manager. The returns shown from before April 30, 2021 are from the Series’ prior investment manager. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/vip-performance.

Standard Class shares do not have a full calendar year of performance as of the date of this Prospectus and therefore performance of the Standard Class shares is not included below. The performance of the Standard Class shares will appear in a future version of this Prospectus after Standard Class shares have annual returns for one complete calendar year.

Effective November 15, 2021, the Series changed its investment strategy. Performance prior to November 15, 2021 reflects the Series’ former strategy; its performance may have differed if the Series’ current strategy had been in place.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Summary prospectus

Calendar year-by-year total return (Service Class)

During the periods illustrated in this bar chart, Service Class’s highest quarterly return was 18.89% for the quarter ended December 31, 2022, and its lowest quarterly return was -24.54% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2023

	1 year	5 years	10 years
Service Class	15.65%	7.56%	4.00%
MSCI ACWI (All Country World Index) ex USA (net) (reflects no deduction for fees or expenses)	15.62%	7.08%	3.83%
MSCI ACWI (All Country World Index) ex USA (gross) (reflects no deduction for fees, expenses, or taxes)	16.21%	7.60%	4.32%

Who manages the Series?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Aditya Kapoor, CFA	Managing Director, Senior Portfolio Manager	November 2021
Charles John, CFA	Managing Director, Senior Portfolio Manager	November 2021
Charles (Trey) Schorgl, CFA	Managing Director, Senior Portfolio Manager	July 2023

Sub-advisor

Macquarie Investment Management Global Limited

Purchase and redemption of Series shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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VIPSUM-INTCE 4/24